UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549



                                  FORM 8-K



                               CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934




      Date of Report (Date of earliest event reported):  July 29, 2004




                              CoolSavings, Inc.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)




   Delaware                    000-30199                 36-4462895
---------------               -------------           -----------------
(State or other               (Commission             (IRS Employer
jurisdiction of               File Number)            Identification No.)
incorporation or
organization)




           360 North Michigan Ave., 19th Floor, Chicago, IL 60601
           ------------------------------------------------------
            (Address of principal executive offices and zip code)




     Registrant's telephone number, including area code:  (312) 224-5000



















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


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      The information in this report, including the exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

      On July 29, 2004, the Registrant announced its results of operations and financial position as of and for the second quarter and the six months ended June 30, 2004. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

























































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


                                 SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    COOLSAVINGS, INC.


                                    By:   /s/ David B. Arney
                                          ------------------------
                                          David B. Arney
                                          Chief Financial Officer





Dated:  August 2, 2004
















































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


                                EXHIBIT INDEX





Exhibit                                                     Page
No.         Item                                            Number
-------     ----                                            ------

99.1        Registrant's Press Release dated
            July 29, 2004                                   5 - 10


























































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